iRhythm Technologies Shareholder Engagement Fall 2024

2© 2024 iRhythm Technologies, Inc. BUSINESS OVERVIEW & YTD 2024 ACCOMPLISHMENTS CORPORATE GOVERNANCE & BOARD COMPOSITION Agenda for upcoming dialogue EXECUTIVE COMPENSATION SUSTAINABILITY & CORPORATE RESPONSIBILITY

© 2024 iRhythm Technologies, Inc. 3 Safe harbor statement Certain data in this presentation was obtained from various external sources, and neither “iRhythm” or the “Company” nor its affiliates or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy of that data or undertakes to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. This presentation and the accompanying oral presentation include forward-looking statements. All statements other than statements of historical facts, including statements regarding our future results of operations and financial position, clinical results, strategy and plans, market size and opportunity, competitive position, industry environment, potential growth opportunities, business model, reimbursement rates and coverage, and our expectations for future operations, are forward-looking statements. We have based these forward- looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in “Risk Factors” in our most recent 10-K and 10-Q filed with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. This presentation regarding the Company shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Sales and offers to sell iRhythm securities will only be made in accordance with the Securities Act of 1933, as amended, and applicable SEC regulations, including prospectus requirements. The accompanying presentation contains non-GAAP financial measures. These non-GAAP financial measure include non-GAAP operating expenses, non-GAAP net income (loss), non-GAAP net income (loss) per share, and adjusted EBITDA. iRhythm reports non-GAAP financial measures in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. We believe that non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. Other companies, including other companies in our industry, may not use this measure or may calculate this measures differently than as presented. We encourage investors to carefully consider our results under GAAP as well as our supplemental non-GAAP information and reconciliations between these presentations to more fully understand our business.

$148.0 million
Second quarter 2024 revenue

24%
Registration growth in 2023 compared to 2022



~25 - 30%
iRhythm penetration in core U.S. ambulatory cardiac monitoring market as of December 31, 2023

5+ million tests
Target market opportunity across prioritized EU and APAC countries*





~1.9 million
Registrations per year

~8 million
Patient reports posted since company inception thru 2023



100+
Original scientific research manuscripts

1.8 billion
Hours of curated ECG data since company inception thru 2023

Data on file. iRhythm Technologies, August 2024. *See sources in appendix for 'International opportunity represents $1+ billion TAM with 5+ million tests in prioritized countries across EMEA and Asia Pacific'

BUSINESS OVERVIEW

Compelling investment thesis for long-term shareholder value creation

MARKET EXPANSION OPPORTUNITIES

- Core US market penetration
- Greenfield specialist growth
- Primary care physician growth
- Channel expansion
- International expansion
- Adjacent market development

INNOVATION

- Relentless patient focus
- Insight generation
- AI and prediction capabilities
- Connected care

OPERATIONAL EFFICIENCY FOCUS

- Commitment to quality, safety and regulatory compliance
- Supply chain resilience
- Unit cost economics
- Digital transformation
- Continuous process improvement

IMPROVING FINANCIAL PROFILE

- Focus on generating leverage
- Disciplined opportunity prioritization
- Balanced reinvestments
- Strategic portfolio management
- Investments for opening adjacent markets

Strategy to deliver enhanced value to all stakeholders

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BUSINESS OVERVIEW

iRhythm on a journey to evolve and mature our corporate profile

BUSINESS MATURITY

CORPORATE GOVERNANCE

LEADERSHIP COMPOSITION

PROGRESS TO DATE

- ✓ Reimbursement pathway settled
- ✓ Transition to profitability
- ✓ Expanding global reach
- ✓ Multi-sensing capabilities

- ✓ Board evolution
- ✓ Elevated corporate governance measures, including multiple material weaknesses eliminated and elevated ESG focus

- ✓ New leadership team
- ✓ Maturing compensation programs aligned with investor interests

UNANTICIPATED HEADWINDS

- ✓ FDA Warning Letter
- ✓ Quality systems remediation
- ✓ DOJ investigation

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BUSINESS OVERVIEW

2024 accomplishments reflective of ongoing improvements within organization to foster a commitment to excellence

CONTINUING MOMENTUM IN COMMERCIAL BUSINESS

Maintained ~70% market share in long-term continuous monitoring

Expansion into large national accounts

PROVIDING A WINNING CUSTOMER EXPERIENCE

98% patient compliance and 99% physician agreement with Zio Report

Announced collaboration with Epic Aura

BRINGING INNOVATIVE PRODUCTS TO MARKET

Expanded into four European countries

Received Japanese PMDA approval

Reached 1 million registrations for Zio® monitor in U.S.

GENERATING PEER-REVIEWED CLINICAL EVIDENCE

Results from CAMELOT study published

Demonstrated superior real-world performance of Zio® monitor

EXPANDING MARKET ACCESS COVERAGE

Major policy shifts to provide favorable position for Zio®

93% of commercial lives eligible for coverage have access to Zio®

OPERATING WITH DISCIPLINE AND EFFICIENCY

Launched manufacturing automation

Closed $661.25 million of 1.50% convertible notes

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iRhythm evolving amidst business transformation efforts and ongoing market challenges

2020	2021	2022	2023
Tackled the COVID-19 crisis with expanded home enrollment	*Leadership changes resultant from prior CEO retirement*	*Navigated CMS reimbursement challenges in long-term continuous monitoring*	*Ongoing remediation for observations from regulatory agencies*
✓ Successfully remediating two financial material weaknesses from 2019 relating to accounting and the financial statement close process ✓ Declassified board such that directors are elected to one-year term, reflecting company's commitment to shareholder responsiveness ✓ Released inaugural corporate sustainability report	✓ Multiple CEO departures ✓ Appointed President and CEO Quentin Blackford to drive significant growth, market expansion, operational transformation, and company maturation	✓ Remediated all remaining material weaknesses from 2019 and substantially improved internal control environment ✓ Enacted extensive leadership changes to drive business transformation and foster environment of quality, integrity, and excellence ✓ Held first investor and analyst day to define long-range goals	✓ Appointed two new directors to board for refreshed perspectives amidst maturing corporate profile ✓ Released updated corporate sustainability report informed by our ESG priority assessment

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BOARD COMPOSITION

Board of Directors comprised of industry experts with broad disciplinary expertise and diverse backgrounds



ABHIJIT TALWALKER
Chairman of the Board of Directors



QUENTIN BLACKFORD
President, CEO, & Director



CATHLEEN NOEL BAIREY MERZ, M.D.
Director



BRUCE G. BODAKEN
Director, Nominating and Corporate Governance Chair



KAREN LING
Director, Compensation and Human Capital Management Chair



MOJDEH POUL
Director



MARK J. RUBASH
Director



RALPH SNYDERMAN, M.D.
Director



BRIAN YOOR
Director, Audit Committee Chair

New member within last three years

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10© 2024 iRhythm Technologies, Inc. Experienced, diverse board with balanced tenure and experience BALANCED DIRECTOR TENURE WITH REGULAR REFRESHMENT Two new director appointments in 2023 SIGNIFICANT EXPERIENCE ACROSS MULTIPLE DISCIPLINES Eight independent directors DIRECTOR DIVERSITY TO ENABLE STRONG VALUE CREATION Broad set of perspectives and competencies 2 3 3 3 4 5 5 6 6 7 7 8 Medical Experience Technology and Data Security Marketing & Commercial Regulatory & Compliance Enterprise Risk Management Global Operations Environmental, Social & Governance Finance Human Capital Management Healthcare/Medical Device Industry Public Company Governance Senior Leadership Source: iRhythm Technologies 2024 Definitive Proxy Statement filed April 11, 2024. Average tenure of 4.7 years 44% women or ethnically diverse B O A R D C O M P O S I T I O N 0 - 3 years6+ years

EXECUTIVE COMPENSATION

Strong leadership appointments are leading transformational improvements at iRhythm



QUENTIN BLACKFORD
President, CEO, & Director



DAN WILSON
Chief Financial Officer



SARA BENDER
SVP, Chief of Staff & Corporate Strategy



PATRICK MURPHY
Chief Business Officer & Chief Legal Officer



CHAD PATTERSON
Chief Commercial Officer



JULIE RODDA
SVP, Head of People & Culture



MARC ROSENBAUM
SVP, Chief Accounting Officer



SUMI SHRISHRIMAL
EVP, Chief Risk Officer



MERVIN SMITH
EVP, Business Operations



MINTU TURAKHIA, MD MS
Chief Medical Officer, Chief Scientific Officer & EVP, Product Innovation

New hire within last three years

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12© 2024 iRhythm Technologies, Inc. Executive compensation program design aims to attract and retain top talent, pay for performance, and align interests with shareholders KEY COMPENSATION PHILOSOPHY ROOTED IN FOUNDATIONAL PRINCIPLES TO DRIVE TRANSFORMATIONAL CHANGE • Attract and retain high-caliber leadership talent for iRhythm’s unique business needs by offering market-competitive compensation opportunities that reward performance • Create a pay for performance culture by offering short-term and long-term incentive compensation programs to recognize individual performance in addition to measurable corporate results • Align long-term economic interests of key employees with shareholders by linking equity rewards to the achievement of key financial, operational, and strategic results that build long-term stakeholder value • Maintain strong compensation best practices by meeting evolving standards of compensation governance and remaining responsive to shareholder feedback through robust engagement programs E X E C U T I V E C O M P E N S A T I O N

EXECUTIVE COMPENSATION

Majority of executive annual compensation is variable and tied to iRhythm's operational, financial, and share price performance

2023 CEO TARGET COMPENSATION


Long-term equity incentive 82%
RSUs 50%
PSUs 50%
Base salary 9%
Short-term cash incentive 9%

PSU metrics and modifier aligned with key long-range goals

Primary PSU metrics:
- Unit volume CAGR from 2024 – 2026
- Successful execution of iRhythm's multi-year, enterprise-wide initiatives to fulfill strategic long-range plan

PSU modifier: PSUs earned based on unit volume CAGR will be adjusted based on achievement of iRhythm TSR versus the TSR achieved by the companies comprising the S&P Healthcare Equipment Select Industry Index for performance period measured

91% Variable Pay

Short-term incentive program focuses on near-term key strategic priorities that are challenging but achievable

Corporate performance measures provide strong emphasis on growth while also considering expense management, which should most directly influence long-term shareholder value multiplied by

Individual performance modifiers based on a combination of corporate and individual performance

If Company performance is below threshold, no bonus is paid regardless of individual performance

Source: iRhythm Technologies 2024 Definitive Proxy Statement filed April 11, 2024.

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14© 2024 iRhythm Technologies, Inc. May 25, 2023 FDA sends iRhythm warning letter focused on Zio AT system and alleged nonconformities related to medical device reporting requirements and quality system requirements3 Timing of 2023 special one-time grants in relation to proxy release 1. iRhythm Technologies 10-Q filed May 4, 2024. 2. iRhythm Technologies 2023 Definitive Proxy Statement filed April 12, 2024. 3. iRhythm Technologies 8-K filed May 30, 2023. 4. iRhythm Technologies form 8-K filed August 10, 2023. 5. iRhythm Technologies 2024 Definitive Proxy Statement filed April 11, 2024. August 7, 2023 Board grants certain executive officers performance-based restricted stock awards which vest only if iRhythm achieves certain goals aligned with long-term strategic plan4 April 12, 2023 iRhythm 2023 definitive proxy filing2 June - July 2023 Thoughtful deliberations by the Compensation and Human Capital Management in collaboration with external compensation consultants E X E C U T I V E C O M P E N S A T I O N April 11, 2024 iRhythm 2024 definitive proxy filing5 April 4, 2023 iRhythm receives subpoena from DOJ requesting production of documents1

15© 2024 iRhythm Technologies, Inc. April 2023 ESG report reflects our commitment to sustainable and responsible growth to deliver long-term value ENVIRONMENTAL SUSTAINABILIT Y BY DESIGN Innovative design enables safe, effective reuse of circuit boards Key environmental approaches include energy efficiency and circularity measures Progress on climate-related reporting and commitment to future advancement SOCIAL IMPACT IS AT THE HEART OF OUR BUSINESS Dedicated to patient safety and affordable access to quality healthcare Established ethics and integrity programs as well as privacy council Focused on developing a diverse and engaged workforce ROBUST GOVERNANCE STRUCTURE Board oversight on ESG topics Executive leader with oversight of ESG, ERM and DEI Priority assessment completed to inform multi-year ESG roadmap S U S T A I N A B I L I T Y & C O R P O R A T E R E S P O N S I B I L I T Y

Appendix

© 2024 iRhythm Technologies, Inc. 17 Sources REFERENCE SOURCES International opportunity represents $1+ billion TAM with 5+ million tests in prioritized countries across EMEA and Asia Pacific UK: iRhythm estimate. • UK Office for National Statistics; Hospital Episode Statistics, NHS Digital, 2019-2020 • UK Healthcare Market Review 33ed, LaingBuisson, 2021. Accessed 5 January 2022. • The UK private health market, Kings Fund, 2014. Accessed 5 January 2022. • NHS England and the Health and Social Care Information Centre, NHS Hospital Data and Datasets: A Consultation. Published July 22, 2013. • The Health and Social Care Information Centre, Hospital Episode Statistics (HES): Improving the quality and value of hospital data. Published 2011. Prioritized EU countries: iRhythm estimate. • Ohlrogge etc. Burden of Atrial Fibrillation and Flutter by National Income: Results From the Global Burden of Disease 2019 Database. J Am Heart Assoc. 2023;12:e030438; supplemental data tables https://www.ahajournals.org/doi/suppl/10.1161/JAHA.123.030438. • Global population and healthcare spend per capita, World Bank, 2019 and 2020. Accessed February 29, 2024. https://data.worldbank.org • The Burden of Cardiovascular Disease and Diabetes, OECD, 2011. Accessed 5 January 2022. • Federal Statistical Office of Germany and Gesundheitsberichterstattung; Dutch Healthcare Authority; Swedish ICD & Pacemaker Registry and Swedish Society for Clinical Physiology. Japan: • Irie, Shoichi and Hiroshi Tada. The Relationship between Holter Electrocardiography and Atrial Fibrillation Diagnosis Using Real-World Data in Japan: A Claims-Based Retrospective Study. Int Heart J, 2023; 64: 178-187. • Japan Ministry of Health Labor and Welfare.